THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. AVIATION SALES COMPANY (THE "COMPANY"), WILL TRANSFER SUCH WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE THEREOF ONLY UPON RECEIPT OF AN OPINION OF COUNSEL OR OTHER EVIDENCE, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE STATE SECURITIES LAWS.

                        COMMON STOCK WARRANT CERTIFICATE

                             AVIATION SALES COMPANY

                       For the Purchase of 129,000 Shares

                    of Common Stock of Aviation Sales Company

                               At $.001 Per Share

         FOR VALUE RECEIVED, Citicorp USA, Inc., a Delaware corporation, or its registered assign(s) (the holder hereof at the applicable time being referred to herein as the "Holder"), is hereby granted the right to purchase from AVIATION SALES COMPANY, a Delaware corporation (the "Company"), ONE HUNDRED TWENTY NINE THOUSAND (129,000) shares (the "Warrant Shares," as adjusted from time to time in accordance with Section 2 hereof) of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at a purchase price of ONE TENTH OF ONE CENT ($.001) per share (as adjusted from time to time in accordance with Section 2 hereof, the "Exercise Price"), exercisable in whole or in part at any time and from time to time, from February 18, 2000 until 5:00 p.m. on December 31, 2005 (the "Exercise Period"), on the terms and conditions set forth in this Warrant (this "Warrant").

I.       EXERCISE

         1.1 EXERCISE OF WARRANT. This Warrant may be exercised, in whole or in part, at any time or from time to time during the Exercise Period, by (i) surrendering this Warrant Certificate, with the form of exercise notice attached hereto as EXHIBIT A duly executed by the Holder, to the Company at its principal office, and (ii) making payment to the Company of the aggregate Exercise Price for the applicable Warrant Shares in cash, by certified check, bank check or wire transfer to an account designated by the Company. Upon any partial exercise of this Warrant, the Company shall promptly issue to the Holder for the Holder's surrendered Warrant Certificate a replacement Warrant Certificate identical in all respects to this Warrant Certificate, except that the number of Warrant Shares shall be reduced accordingly.

         1.2 ISSUANCE OF WARRANT SHARES. The Warrant Shares purchased shall be issued as of the close of business on the date on which all actions required to be taken by the Holder and all payments required to be received by the Company, pursuant to Section 1.1, shall have been so taken and received. Certificates for the Warrant Shares so purchased shall be delivered, to the extent possible, in such denomination or denominations as the Holder shall reasonably request and shall be registered in the name of the Holder or such other name or names as shall be designated by the Holder, and shall be delivered to the Holder or such other person to as soon as practicable after this Warrant is surrendered and the Exercise Price is received, but in any event within 5 business days thereafter.

         1.3 LEGEND. The certificates representing the Warrant Shares shall bear the following legend unless and until the Company shall have received a no-action letter from the Securities and Exchange Commission, an opinion of counsel, or other evidence, in form and substance reasonably satisfactory to the Company, that such legend is not required in order to ensure compliance with the Securities Act:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY COUNTRY AND/OR STATE WITH RESPECT THERETO, OR IN ACCORDANCE WITH AN OPINION OF COUNSEL OR OTHER EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

II.      ADJUSTMENTS TO WARRANT.

         The number of Warrant Shares for which this Warrant is exercisable, the number of Warrant Shares with respect to which the Put is exercisable on a particular date, the Exercise Price and the Put Price shall be subject to adjustment from time to time as set forth below.

         2.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If the Company shall, at any time or from time to time: (a) make (or fix a record date for the holders of shares of its Common Stock entitled to receive) a dividend payable in, or other distribution of, additional shares of Common Stock, (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (i) the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to the occurrence of any such event shall be adjusted so that the Holder of this Warrant upon exercise on or after that date shall be entitled to receive the aggregate number of Warrant Shares that the Holder of this Warrant would have owned and been entitled to receive as a result of such event had this Warrant been exercised immediately prior thereto, and (ii) the Exercise Price and the Put Price in effect immediately prior to such event shall each be adjusted by multiplying such Exercise Price and Put Price by a fraction, the numerator of which is the aggregate number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such event and the denominator of which is the aggregate number of Warrant Shares purchasable upon exercise of this Warrant immediately thereafter.

         2.2 DIVIDENDS AND DISTRIBUTIONS OTHER THAN IN COMMON STOCK OR CASH. If the Company shall, at any time or from time to time, make (or fix a record date for the holders of shares of its Common Stock entitled to receive) a dividend or other distribution payable in securities or assets of the Company or in the securities of any subsidiary of the Company (other than shares of Common Stock or cash), then lawful and adequate provision shall be made so that the Holder of this Warrant shall be entitled to receive upon exercise of this Warrant, for the aggregate Exercise Price in effect prior thereto, in addition to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, the kind and number of securities or assets of the Company or securities of any subsidiary of the Company that the Holder would have owned and been entitled to receive had this Warrant been exercised immediately prior to that date.

         2.3 CASH DIVIDENDS AND DISTRIBUTIONS. If the Company shall, at any time or from time to time, make (or fix a record date for the holders of shares of its Common Stock entitled to receive) a dividend payable in, or other distribution of, cash, then the number of Warrant Shares issuable upon the exercise of this Warrant, for the aggregate Exercise Price in effect prior thereto, immediately prior to the occurrence of any such event shall be increased by: (i) the amount of the dividend the Holder of this Warrant would have received had the Holder exercised its Warrant immediately prior to the record date or occurrence of such event, divided by (ii) the average price of the Company's Common Stock for the five consecutive trading days on the New York Stock Exchange ("NYSE") immediately preceding the record date (the "Fair Value").

         2.4 REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If any of the following transactions (each, a "Special Transaction") shall become effective: (a) a capital reorganization, whether by reclassification, exchange, substitution or otherwise (other than a stock or cash dividend, subdivision, combination or other distribution provided for elsewhere in this Section 2), (b) a consolidation or merger of the Company with another entity, or (c) a sale or conveyance of all or substantially all of the Company's assets; then the Holder of this Warrant shall thereafter have the right to purchase and receive upon exercise of this Warrant, in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, for the aggregate Exercise Price in effect immediately prior to such consummation, such shares of stock, other securities, cash or other assets as may be issued or payable in and pursuant to the terms of such Special Transaction to the holders of shares of Common Stock for which this Warrant could have been exercised immediately prior to such Special Transaction. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 2.4. The foregoing provisions of this Section 2.4 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

         2.5 NOTICE. In the event that:

                  (a) the Company shall fix a record date for the holders of shares of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of shares of Common Stock or other securities of the Company; or

                  (b) the Company shall enter into any agreement or adopt any plan for a capital reorganization of the Company, the consolidation or merger of the Company with or into another entity, or the sale or conveyance of all or substantially all of the assets of the Company to another entity; or

                  (c) the Company shall adopt any plan for or otherwise shall become subject to any voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (d) the Company shall propose to take any other action that would require an adjustment pursuant to Sections 2.1 through 2.4,

then, and in each such case, the Company shall mail or cause to be mailed to the Holder of this Warrant a notice stating, as the case may be: (i) the date on which a record is to be fixed for the purpose of such dividend or distribution, and stating the amount and character of such dividend or distribution, or (ii) the date on which such reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up or other action is to become effective, and the time, if any, to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up or other action. Such notice shall be mailed at least 10 days prior to the date therein specified and this Warrant may be exercised prior to said date during the Exercise Period, although the failure to provide or to timely provide such notice shall not affect the Company's right to conclude such transaction.

         2.6 FRACTIONAL INTERESTS. The Company shall not be required to issue fractions of shares of Common Stock upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable upon the exercise of this Warrant, the Company shall, in lieu of such issuance, purchase such fraction for an amount in cash equal to the current value of such fraction, computed on the basis of the Fair Value.

         2.7 EFFECT OF ABANDONMENT OF PLAN TO MAKE DISTRIBUTION. If the Company shall fix a record date for the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution and shall, thereafter and before the distribution to shareholders thereof, abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record date and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         2.8 CERTIFICATE AS TO ADJUSTMENTS. In the event of an adjustment in the number of Warrant Shares and the number of Warrant Shares with respect to which the Put is exercisable on any particular date, in the Exercise Price or in the Put Price, the Company will deliver to the Holder a certificate reflecting such adjustment in accordance with the terms of this Warrant.

         2.9 NO OTHER ADJUSTMENTS REQUIRED. In case any event shall occur as to which Sections 2.1 through 2.4 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, there shall be made such appropriate adjustment, if any, on a basis consistent with the essential intent and principles established herein, as shall be necessary to preserve the purchase rights represented by the Warrant.

         2.10 CERTAIN LIMITATIONS. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction that, by reason of any adjustment hereunder, would cause the Exercise Price to be less than the par value (if any) per share of the Common Stock unless the Company first reduces the par value of the Common Stock to be less than the Exercise Price that would result from such transaction.

         2.11 RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY. From and after the date hereof, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock, free from preemptive rights, as will be sufficient to permit the exercise in full of the Warrant. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of any mortgage, pledge, deed of trust, lien, charge, encumbrance or security interest of any kind.

         Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any governmental authority.

         If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

III.     RIGHTS OF THE HOLDER

         3.1 NO RIGHTS AS SHAREHOLDER. The Holder shall not, solely by virtue of this Warrant and prior to the issuance of the Warrant Shares upon due exercise hereof, be entitled to any rights of a shareholder in the Company.

IV.      TRANSFER OR LOSS OF WARRANT.

         4.1 TRANSFER. Subject to compliance with federal and state securities laws, the Holder may sell, assign, transfer or otherwise dispose of all or any portion of this Warrant and the holders of the Warrant Shares acquired upon any exercise hereof may sell, assign, transfer or otherwise dispose of all or any portion of such Warrant Shares at any time and from time to time. Upon the sale, assignment, transfer or other disposition of all or any portion of this Warrant, the Holder shall deliver to the Company a written notice of such in the form attached hereto as EXHIBIT B duly executed by Holder which includes the identity and address of any purchaser, assignor or transferee.

         4.2 LOSS. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification or bond, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

V.       REPURCHASE BY THE COMPANY OF WARRANT OR WARRANT SHARES.

         5.1. OBLIGATION TO REPURCHASE WARRANT OR WARRANT SHARES. The Holder of this Warrant and the holders of Warrant Shares issued upon exercise of this Warrant shall have the right to require the Company to repurchase this Warrant or such Warrant Shares in accordance with the terms of this Section 5 hereof (such rights are sometimes referred to herein as a "Put"). Subject to the satisfaction of the conditions set forth in Section 5.3, the Company shall, upon written notice from the Holder or the holders of Warrant Shares (the "Repurchase Notice"), repurchase, on the date and in the manner set forth in Sections 5.2 and 5.3 below, from such holder:

                  (i) all or the portion of this Warrant designated in such notice for an amount determined by multiplying (A) the number of Warrant Shares then purchasable upon exercise of this Warrant (or the portion thereof designated by the Holder to be repurchased in such notice) by (B) the difference between $8.50 (the "Put Price" as adjusted from time to time in accordance with Section 2 hereof) and the per share Exercise Price; and/or

                  (ii) the number of Warrant Shares held by such holder and designated in such notice at the Put Price.

         Nothing herein shall preclude the exercise by the Holder of any portion of this Warrant exercisable at any time prior to any repurchase hereunder.

         5.2. PAYMENT OF REPURCHASE PRICE. The Put Price for any repurchase of this Warrant or Warrant Shares pursuant to this Section 5 shall be payable in cash within one (1) day following the date of receipt by the Company of the Repurchase Notice. On the date of any repurchase of any portion of this Warrant pursuant to this Section 5, the Holder shall assign to the Company this Warrant or portion thereof being repurchased, as the case may be, without any representation or warranty (except as to title and the absence of liens), by the surrender of this Warrant to the Company against payment of the Repurchase Price therefor. On the date of any repurchase pursuant to this Section 5 of any Warrant Shares issued upon the exercise hereof, the holder thereof shall transfer to the Company the Warrant Shares being repurchased, without representation or warranty (except as to title and the absence of liens), by the surrender of a certificate or certificates representing such shares duly endorsed for transfer or accompanied by a duly-executed stock power against payment of the Put Price therefor. Payment of the Put Price shall be made by wire transfer to an account in a bank located in the United States designated by the Holder or such holder of Warrant Shares for such purpose. If less than all of this Warrant is being repurchased, the Company shall cancel such Warrant and issue in the name of, and deliver to, the Holder hereof a new Warrant for the portion not being repurchased, and if less than all the Warrant Shares represented by any certificate are being repurchased, the Company shall issue a new certificate to the holder representing the shares not being repurchased.

         5.3. CONDITIONS TO PUT. Neither the Holder nor the holders of Warrant Shares may exercise the Put prior to July 31, 2000. The Put may be exercised by the Holder or the holders of Warrant Shares (i) with respect to a portion of this Warrant representing the right to purchase up to 40,000 Warrant Shares or such number of Warrant Shares, on or after July 31, 2000 and prior to February 17, 2001 (the "Maturity Date"), if and only if the indebtedness under the Term Loan Note of even date herewith payable to Citicorp USA, Inc. by certain subsidiaries of the Company (the "Term Loan") is not paid in full on July 31, 2000, (ii) with respect to a portion of this Warrant representing the right to purchase up to 84,000 Warrant Shares LESS that portion of this Warrant and/or number of Warrant Shares with respect to which the Holder has exercised the Put pursuant to clause (i) above or such number of Warrant Shares, on or after September 30 and prior to the Maturity Date, 2000, if and only if the indebtedness under the Term Note is not paid in full on September 30, 2000 and
(iii) with respect to a portion of this Warrant representing the right to purchase up to 129,000 Warrant Shares LESS that portion of this Warrant and/or number of Warrant Shares with respect to which the Holder has exercised the Put pursuant to clause (i) or (ii) above or such number of Warrant Shares, on or after December 31, 2000 and prior to the Maturity Date, if and only if the indebtedness under the Term Note is not paid in full on December 31, 2000. The portion of this Warrant and the number of Warrant Shares with respect to which the Put is exercisable pursuant to the preceding sentence shall be adjusted from time to time in accordance with Section 2 hereof.

VI.      REGISTRATION RIGHTS.

         6.1 REGISTRATION. The Company shall, as expeditiously as is possible, but in any event no later than April 30, 2000, file a Registration Statement under the Securities Act registering all of the Warrant Shares to the extent required to permit the disposition of the Warrant Shares so registered, and shall use its best efforts to cause such Registration Statement to become effective as soon as possible thereafter. The Company shall cause the Registration Statement registering the Warrant Shares to remain effective until at least March 1, 2001.

         6.2 INCIDENTAL REGISTRATION. If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to the Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of the Company, it will give written notice to the Holder and the holders of Warrant Shares at least 15 days before the initial filing with the Securities and Exchange Commission (the "Commission") of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of Warrant Shares, and the number of shares of Common Stock for which this Warrant is exercisable, as the holders of such Warrant Shares and/or the Holder may request.

         Notwithstanding the foregoing, no piggyback registration rights shall be available if a shelf registration statement with respect to the Warrant Shares is then in effect.

         The Holder and the holders of Warrant Shares shall advise the Company in writing within 15 days after the date of receipt of such offer from the Company, setting forth the amount of Warrant Shares for which registration is requested. The Company shall thereupon include in such filing the number of Warrant Shares for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such shares. If the managing underwriter of a proposed public offering shall advise the Company in writing that, in its opinion, the distribution of the Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Company or such demanding security holder would materially and adversely affect the distribution of such securities by the Company or such demanding security holder, then all selling security holders (including any demanding security holder who initially requested such registration), shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis. Except as otherwise provided in Section 6.4, all expenses of such registration shall be borne by the Company.

         6.3 REGISTRATION PROCEDURE. If the Company is required by the provisions of this Section 6 to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but, except as set forth in Section 6.1, not to exceed 180 days;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of such Registration Statement as permitted under paragraph (a) above;

                  (c) furnish to the holders of such securities such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such holders may reasonably request;

                  (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the holders of such securities shall request (PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holders to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                  (e) furnish, at the request of the holders of such securities, on the date that the Warrant Shares are delivered to the underwriters for sale pursuant to such registration or, if such Warrant Shares are not being sold through underwriters, on the date that the Registration Statement with respect to such Warrant Shares becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and if the Warrant Shares are not being sold through underwriters, then to such holders, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if the Warrant Shares not being sold through underwriters, then to such holders and, if such accountants refuse to deliver such letter to such holders, then to the Company in a customary form and covering matters of the type customarily covered by such comfort letters as the underwriters or such holders shall reasonably request;

                  (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such securities; and

                  (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering a period of at least 12 months beginning after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of
         Section 11(a) of the Securities Act.

         It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 6 in respect of the securities which are to be registered at the request of the holders of such securities that such holders shall furnish to the Company such information regarding the securities held by such holders and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

         6.4 EXPENSES. All expenses incurred in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 6.3(d), shall be paid by the Company, except that the Company shall not be liable for any fees, discounts or commissions to any underwriter in respect of the Warrant Shares sold by each such holder.

         6.5 INDEMNIFICATION AND CONTRIBUTION. (a) In the event of any registration of any of the Warrant Shares under the Securities Act pursuant to this Section 6, the Company shall indemnify and hold harmless the holders of Warrant Shares, each such holder's directors and officers, and each other person (including each underwriter) who participated in the offering of such Warrant Shares and each other person, if any, who controls each such holder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the holder or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the holder or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by the holder or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such holder of Warrant Shares or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such holder.

         (b) Each holder of Warrant Shares, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder specifically for use in the following documents and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or

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

supplement thereto, but in an amount not to exceed the net proceeds received by such holder in the offering.

         (c) If the indemnification provided for in this Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The liability of any holder of Warrant Shares hereunder shall not exceed the net proceeds received by it in the offering.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.5(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         6.6 TERMINATION OF RESTRICTIONS. Notwithstanding any other provision of this Warrant, the legend requirements of Section 1.3 shall terminate as to any particular Warrant Shares when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto. Whenever the restrictions imposed by Section 1.3 shall terminate as to any Warrant Shares, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Warrant Shares not bearing the restrictive legend set forth in Section 1.3.

         6.7 LISTING ON SECURITIES EXCHANGE. So long as any shares of Common Stock shall be listed on a securities exchange, the Company shall, at its expense, list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of this Warrant.

         6.8 SELECTION OF MANAGING UNDERWRITERS. The managing underwriter or underwriters for any offering of Warrant Shares to be registered pursuant to
Section 6.1 shall be selected by the holders of Warrant Shares and shall be reasonably acceptable to the Company.

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

VII.     MISCELLANEOUS.

         7.1 NOTICES. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), or guaranteed overnight delivery, to the Company at the address at which its principal business office is located from time to time, and to the Holder at the address set forth in the books of the Company.

         7.2 EXPENSES; TAXES. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of any mortgage, pledge, deed of trust, lien, charge, encumbrance or security interest of any kind. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to any such stock issuance or transfer (other than taxes on the income of any holder of Warrant Shares or any such holder's franchise taxes), unless such tax or charge is imposed by applicable law upon such holder, in which case such taxes or charges shall be paid by such holder, and the Company shall reimburse such holder therefor on an after-tax basis; provided that such holder shall be required to pay any taxes with respect to any transfer of such Common Stock to any other person.

         7.3 NO IMPAIRMENT; REGULATORY COMPLIANCE COOPERATION; FURTHER ASSURANCES. The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value (if any) of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of any mortgage, pledge, deed of trust, lien, charge, encumbrance or security interest of any kind, (c) obtain all such authorizations, exemptions or consents from any governmental authority as may be necessary to enable the Company to perform its obligations under this Warrant and (d) execute, acknowledge and deliver such other further agreements, instruments and documents and do such further acts as may be necessary to preserve and maintain in full force and effect this Warrant and the rights of the Holder herein and to carry out more effectively the provisions and purposes of this Warrant.

         7.4 AMENDMENT; WAIVER. This Warrant Certificate may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the Company and the Holder. No failure to exercise, and no delay in exercising, any right, power or privilege under this Warrant Certificate shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the Company and the Holder. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.

         7.5 HEADINGS. The headings contained in this Warrant Certificate are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Warrant Certificate.

         7.6 GOVERNING LAW; INTERPRETATION. This Warrant Certificate shall be construed in accordance with and governed for all purposes by the laws of the State of [Florida].

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and delivered as of the day and year first above written.

                                                AVIATION SALES COMPANY

                                                By:_____________________________
                                                   Harold M. Woody
                                                   Executive Vice President

                                    EXHIBIT A

                                 EXERCISE NOTICE

                 [To be executed only upon exercise of Warrant]

         The undersigned registered owner of the attached Warrant Certificate irrevocably exercises this Warrant for the purchase of the number of shares of Common Stock, par value $.001 per share ("Common Stock"), of Aviation Sales Company (the "Company"), as is set forth below, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the attached Warrant Certificate and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to the person specified below whose address is set forth below, and, if such shares of Common Stock shall not include all of the shares of Common Stock now and hereafter issuable as provided in the attached Warrant Certificate, then the Company shall promptly issue to the undersigned a new Warrant Certificate of like tenor and date for the balance of the shares of Common Stock issuable thereunder.

Date:  ____________________

Amount of Shares Purchased:  ______________

Aggregate Purchase Price:           $_____________

Printed Name of Registered Holder:                                  ____________

Signature of Registered Holder:                                     ____________

NOTICE: The signature on this Exercise Notice must correspond with the name as written upon the face of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Stock Certificates to be issued and registered in the following name, and delivered to the following address:

                                         (Name)


                                         (Street Address)


    (City)                                                (State)     (Zip Code)

                                    EXHIBIT B

                                ASSIGNMENT NOTICE

                 [To be executed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the person named below, whose address is set forth below, the rights represented by the attached Warrant Certificate to purchase the number of shares of Common Stock, par value $.001 per share ("Common Stock"), of Aviation Sales Company (the "Company"), as is set forth below, to which the attached Warrant Certificate relates, and appoints _____________________________ attorney to transfer such rights on the books of the Company with full power of substitution in the premises. If such shares of Common Stock of the Company shall not include all of the shares of Common Stock now and hereafter issuable as provided in the attached Warrant Certificate, then the Company shall promptly issue to the undersigned a new Warrant Certificate of like tenor and date for the balance of the Common Stock issuable thereunder.

Date:  ____________________

Amount of Shares Purchased:  ______________

Aggregate Purchase Price:           $_____________

Printed Name of Registered Holder:                                ______________

Signature of Registered Holder:                                   ______________

         NOTICE: The signature on this Assignment Notice must correspond with the name as written upon the face of the attached Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Warrant Certificate for transferred Warrants to be issued and registered in the following name, and delivered to the following address:

                                         (Name)


                                         (Street Address)


    (City)                                                (State)     (Zip Code)